                                                                 EXHIBIT 10.2(d)


                 THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment"), is dated as of January 31, 2000 by and among SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia agricultural cooperative corporation (the "Company"), the financial institutions listed on the signature pages hereto as banks (the "Banks"), and COBANK, ACB, as administrative agent for the Banks (in such capacity, the "Administrative Agent").

                                   RECITALS

     WHEREAS, the Banks, the Administrative Agent and the Company are parties to that certain Revolving Credit Agreement entered into as of January 12, 1999, as amended by that certain First Amendment to Revolving Credit Agreement dated as of February 3, 1999 and that certain Second Amendment to Revolving Credit Agreement and Consent Agreement, dated as of December 22, 1999 (as so amended, the "Existing Credit Agreement"; and as amended by this Amendment, the "Amended Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement);

     WHEREAS, the Company, the Banks and the Administrative Agent desire to enter into this Amendment to amend certain provisions of the Existing Credit Agreement; and

     NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO EXISTING CREDIT AGREEMENT
            ---------------------------------------

     Subject to the satisfaction of the conditions precedent set forth in
Section 3 of this Amendment, the Company, the Banks and the Administrative Agent hereby agree that the Existing Credit Agreement be, and it hereby is, amended as follows:

     1.1  General. Upon and after the date hereof, all references to the
          -------
Existing Credit Agreement in that document or in any other Loan Document shall mean the Existing Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment do not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Existing Credit Agreement, and, except as specifically provided in this Amendment, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Third Amendment to Revolving Credit Agreement/
 Southern States


     1.2  Amendments to Section 1.01. (a) Section 1.01 of the Existing Credit
          --------------------------
Agreement is amended by amending and restating the definitions of "Applicable Margin", "Commitment", "Consolidated Funded Debt", "Debt", "Facility Fee Percentage" and "Permitted Investments" set forth therein in their entirety as follows:


          "Applicable Margin" shall mean, for any day, the rate per annum set forth below, it being understood that the Applicable Margin for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Applicable Margin", and (ii) LIBOR Loans shall be the percentage set forth under the column "LIBOR Applicable Margin".

          The Applicable Margin shall be determined by reference to the Company's corporate rating provided by Standard & Poor's as set forth below:

--------------------------------------------------------------------------------
     Pricing     Standard & Poor's      LIBOR Applicable         Base Rate
      Level      Corporate Rating            Margin          Applicable Margin
--------------------------------------------------------------------------------
      I           BBB+ or higher             0.450%                0.000%
--------------------------------------------------------------------------------
      II              BBB                    0.575%                0.000%
--------------------------------------------------------------------------------
      III             BBB-                   0.800%                0.000%
--------------------------------------------------------------------------------
      IV              BB+                    0.950%                0.250%
--------------------------------------------------------------------------------
      V            BB or lower               1.000%                0.375%
--------------------------------------------------------------------------------

          The Applicable Margin shall be determined and adjusted on the date of each change in the Company's corporate rating. Adjustments in the Applicable Margin shall be effective as to all Base Rate Loans and LIBOR Loans, existing and prospective, from the date of adjustment in rating. The Company shall provide the Administrative Agent with written notice of any change in the corporate rating of the Company within ten (10) Business Days after the Company becomes aware of or receives notice of such change.

          Notwithstanding the foregoing, during the period from December 1, 1999 through October 31, 2000, unless a change in the Company's corporate rating justifying an increase in the Applicable Margin occurs, the Applicable Margin for all LIBOR Loans shall be 0.950% and for all Base Rate Loans shall be 0.250%, and no adjustment to reduce the Applicable Margin shall be made.

          "Commitment" shall mean each Bank's obligation to make Loans to the Company pursuant to Section 2.01 hereof, as modified as provided in Section
     10.4 hereof or as may be reduced as provided in Section 2.06 or Section
     2.18 hereof.

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Third Amendment to Revolving Credit Agreement/
 Southern States


          "Consolidated Funded Debt" shall mean at any time, without duplication, (1) all indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (excluding trade obligations and accrued expenses), of the Company and its consolidated Subsidiaries; (2) all obligations of the Company and its consolidated Subsidiaries as lessee under Capital Leases; (3) all obligations of the Company and its consolidated Subsidiaries under letters of credit; (4) all obligations of the Company and its consolidated Subsidiaries arising under bankers' or trade acceptance facilities; (5) all obligations of the Company and its consolidated Subsidiaries secured by any Lien on property owned by such Person, whether or not the obligations have been assumed, (6) all obligations of the Company and its consolidated Subsidiaries under Guarantees, and (7) eighty-five percent (85%) of the original cost of all property leased by the Company or its consolidated Subsidiaries under Synthetic Leases. "Consolidated Funded Debt" shall not include (i) any obligations of the Company to any of its customers under any of the following programs of the Company, in each case, as in effect on the date hereof (the "Programs"): "Payment Plus"; "Preferred Payment Plan"; "Deferred Payment Plan"; and "Prepayment Bonus Credit", provided, however,
                                                             --------  -------
     that any reimbursement obligations of the Company or any of its consolidated Subsidiaries in respect of any letters of credit issued in connection with, or in support of the Company's obligations under, any of the Programs, shall be included as "Consolidated Funded Debt" hereunder, or
     (ii) any junior subordinated debentures issued by the Company in connection with the issuance of any Junior Preferred Securities.

          "Debt" shall mean without duplication (1) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (excluding trade obligations and accrued expenses); (2) obligations as lessee under Capital Leases; (3) obligations under letters of credit; (4) all obligations arising under bankers' or trade acceptance facilities; (5) all obligations secured by any Lien on property owned by such Person, whether or not the obligations have been assumed, (6) obligations under Guarantees and (7) all obligations as lessee under each Synthetic Lease to make payments to the lessor thereunder upon termination of such Synthetic Lease. "Debt" shall not include any obligations of the Company to any of its customers under any of the following programs of the Company, in each case, as in effect on the date hereof (the "Programs"):
     "Payment Plus"; "Preferred Payment Plan"; "Deferred Payment Plan"; and "Prepayment Bonus Credit", provided, however, that any reimbursement
                                --------  -------
     obligations of the Company in respect of any letters of credit issued in connection with, or in support of the Company's obligations under, any of the Programs, shall be included as "Debt" hereunder.

Third Amendment to Revolving Credit Agreement/
 Southern States


          "Facility Fee Percentage" shall mean, for any day, the rate per annum determined by reference to the Company's corporate rating provided by Standard & Poor's as set forth below:

--------------------------------------------------------------------------------
                              Standard &
                                Poor's                  Facility
        Pricing                Corporate                  Fee
        Level                   Rating                 Percentage
--------------------------------------------------------------------------------
          I                      BBB+ or higher          0.150%
--------------------------------------------------------------------------------
          II                     BBB                     0.175%
--------------------------------------------------------------------------------
          III                    BBB-                    0.200%
--------------------------------------------------------------------------------
          IV                     BB+                     0.300%
--------------------------------------------------------------------------------
          V                   BB or lower                0.375%
--------------------------------------------------------------------------------

          The Facility Fee Percentage shall be determined and adjusted on the date of each change in the Company's corporate rating. Adjustments in the Facility Fee Percentage shall be effective from the date of any adjustment in rating. The Company shall provide the Administrative Agent with written notice of any change in the corporate rating of the Company within ten (10) Business Days after the Company becomes aware of or receives notice of such change.

          Notwithstanding the foregoing, during the period from December 1, 1999 through October 31, 2000, unless a change in the Company's corporate rating justifying an increase in the Facility Fee Percentage occurs, the Facility Fee Percentage shall be 0.300%, and no adjustment to reduce the Facility Fee Percentage shall be made.

          "Permitted Investments" means (i) cash and Cash Equivalents, (ii) investments and loans existing on the Closing Date identified on Schedule
                                                                      --------
     6.04, (iii) investments, loans and advances in wholly-owned Subsidiaries of
     ----
     the Company, (iv) loans and advances to officers and directors (other than loans described in clause (ix)) in an aggregate amount up to $2,000,000 at any time outstanding, (v) loans and investments made pursuant to the requirements of the Financing Services and Contributed Capital Agreements,
     (vi) investments in CoBank, (vii) investments in Southern States Insurance Exchange, Inc., suppliers or lenders, in each case, solely as a result of volume or patronage refunds arising in the ordinary course of business,
     (viii) investments in or received from customers in connection with collection of amounts owing to the Company or its Subsidiaries so long as the aggregate amount of all such investments does not at any time exceed $7,500,000, (ix) loans to customers in the ordinary course of business,

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Third Amendment to Revolving Credit Agreement/
 Southern States


     (x) investments by the Company in a Receivables Entity in connection with the Qualified Receivables Transaction; provided, however, that any
                                            --------  -------
     investment in any such Receivables Entity is in the form of a Purchase Money Note, or any equity interest or interests in wholesale receivables and related assets generated by the Company and transferred to such Receivables Entity in connection with the Qualified Receivables Transaction and (xi) other investments made after the Closing Date so long as (a) the amount of any single such investment under this clause (xi) does not at any time exceed $2,000,000, and (b) after giving effect to such proposed investment, the aggregate amount of all such investments under this clause
     (xi) does not exceed $5,000,000 in any fiscal year of the Company.

     (b) Section 1.01 of the Existing Credit Agreement is further amended by adding the following terms to read in their entirety as follows:

          "Commitment Reduction Date" means the 20th day of each month, commencing with the second month following the month in which the initial closing of the Qualified Receivables Transaction occurs.

          "Excess QRT Proceeds" means, as of any Commitment Reduction Date, the amount, if any, by which the balance of wholesale receivables transferred pursuant to the Qualified Receivables Transaction outstanding as of the Reporting Day of the month immediately preceding such Commitment Reduction Date exceeds the Target Balance as of such Commitment Reduction Date; provided, however, that if such excess amount is less than $2,000,000, the
     --------  -------
     Excess QRT Proceeds as of such Commitment Reduction Date shall be deemed to be zero.

          "Purchase Money Note" means a promissory note of a Receivables Entity evidencing a line of credit, which may be irrevocable, from the Company to a Receivables Entity in connection with the Qualified Receivables Transaction, which note is repayable from cash available to the Receivables Entity, other than amounts required to be established as reserves pursuant to agreements, amounts required to be paid to investors in respect of interest, principal and other amounts owing to such investors and amounts owing to such investors and amounts required to be paid in connection with the purchase of newly generated wholesale receivables.

          "Qualified Receivables Transaction" means a transaction or series of transactions pursuant to which (1) the Company sells, conveys or otherwise transfers to a Receivables Entity, and (2) such Receivables Entity may sell, convey or otherwise transfer to any other Person, or may grant a security interest or other interest in, any wholesale receivables of the Company (whether now existing or arising in the future), and any assets related thereto (including, without limitation, all collateral securing such wholesale receivables, all contracts and guarantees or other obligations (including letters of credit and insurance) in respect of such wholesale receivables, and the proceeds of such wholesale

Third Amendment to Revolving Credit Agreement/
 Southern States


     receivables) which are customarily transferred, or in respect of which security interests or other interests are customarily granted in connection with asset securitizations involving accounts receivable.

          "Receivables Entity" means a wholly-owned subsidiary of the Company or any other Person in which the Company makes an investment and to which the Company transfers wholesale receivables and related assets in connection with the Qualified Receivables Transaction, and:

          (1) which engages in no activities other than in connection with the financing of accounts receivable;

          (2) which is designated by the Board of Directors of the Company as a Receivables Entity as provided below;

          (3) no portion of the Debt or any other obligations (contingent or otherwise) of which:

               (a) is guaranteed by the Company (excluding guarantees of obligations (other than the principal of, and interest on, Debt) pursuant to Standard Securitization Undertakings or guarantees of Standard Securitization Undertakings);

               (b) is recourse to or obligates the Company in any way other than pursuant to Standard Securitization Undertakings or guarantees of Standard Securitization Undertakings; or

               (c) subjects any property or asset of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or guarantees of Standard Securitization Undertakings;

          (4) with which the Company does not have any material contract, agreement, arrangement or understanding (except in connection with a Purchase Money Note or the Qualified Receivables Transaction) other than on terms no less favorable to the Company than those that might be obtained at the time from Persons that are not Affiliates of the Company, other than fees payable in the ordinary course of business in connection with servicing accounts receivable; and

          (5) to which the Company does not have any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

          Any designation by the Board of Directors of the Company required under clause (2) above shall be evidenced by delivery to the Administrative Agent of a

Third Amendment to Revolving Credit Agreement/
 Southern States


     certified copy of a resolution of the Board of Directors of the Company giving effect to such designation and a certificate of the chief financial officer of the Company certifying that such designation complies with the foregoing conditions.

          "Reporting Day" means, for any month, the day in such month as of which the monthly report required to be provided to the Administrative Agent pursuant to Section 5.10(K) sets forth the outstanding balance of wholesale receivables transferred by the Company pursuant to the Qualified Receivables Transaction.

          "Standard Securitization Undertakings" means representations, warranties, covenants, indemnities and obligations to pay fees, costs and expenses made or undertaken by the Company that are reasonably customary in securitization of accounts receivable transactions.

          "Synthetic Lease" means any lease that is not reflected on the Company's books as a liability and is treated as an operating lease, in accordance with GAAP, but which arises under a transaction in which the property subject to such lease is owned by the Company for purposes of the Code.

          "Target Balance" means, as of the first Commitment Reduction Date, $40,000,000, and as of each Commitment Reduction Date occurring thereafter, the sum of the amount of the Target Balance as of the immediately preceding Commitment Reduction Date plus the amount of Excess QRT Proceeds, if any,
                               ----
     as of the immediately preceding Commitment Reduction Date.

     1.3  Amendment to Subsection 2.06(B). Subsection 2.06(B) of the Existing
          -------------------------------
Credit Agreement is amended by amending and restating such subsection in its entirety as follows:


     (B)  Mandatory Repayments and Reduction of Commitments.

          (i) On Termination Date. The Company shall repay the outstanding principal amount of all Loans in full, together with all accrued but unpaid interest thereon and all other amounts due and owing hereunder and under the other Loan Documents, on the Termination Date, provided, however that
                                                        --------  -------
     the Company shall not be obligated to pay on the Termination Date the principal of, or any accrued and unpaid interest on, any LIBOR Loan or Bid Rate Loan, the Interest Period of which extends beyond the Termination Date, made by any Bank that has extended, renewed or otherwise continued its commitment as provided in Section 2.02(B), Section 2.02(C) or Section
     2.04 hereof. If at any time the outstanding principal amount of all Loans exceeds the Aggregate Commitments, the Company shall repay such excess, provided, that any repayment of outstanding Bid Rate Loans shall be made after the Company has first repaid any and all outstanding LIBOR Loans and Base Rate Loans. Each repayment pursuant to the immediately preceding sentence shall be accompanied by any amount required to be paid pursuant to
     Section 2.11.

Third Amendment to Revolving Credit Agreement/
 Southern States


          (ii)   In Connection with the Qualified Receivables Transaction.

                 (a) Immediately upon the initial closing of the Qualified Receivables Transaction, the Company shall repay the Loans in a principal amount of $21,000,000. Such repayment shall be applied in the following order: (1) first to Base Rate Loans, (2) second, to such LIBOR Loans as the Company shall elect, and (3) lastly, only if all Base Rate Loans and LIBOR Loans are being repaid, to such Bid Rate Loans as the Company shall elect. The repayment required hereunder shall be accompanied by payment of all accrued interest on the amount repaid. In the event any LIBOR Loan or Bid Rate Loan is repaid prior to the last day of the Interest Period or the Bid Rate Maturity Date applicable thereto, the Company shall compensate the Bank receiving such repayment in the manner set forth in Section 2.11 hereof. With respect to each Base Rate Loan and LIBOR Loan repaid pursuant to this Subsection 2.06(B)(ii)(a), all payments of principal and interest contemplated herein shall be made directly to each Bank in the same proportion that each Bank contributed to the Loan when it was made.

          The repayment pursuant to this Subsection 2.06(B)(ii)(a) shall be applied to ratably and permanently reduce the Commitment of each Bank, such that the amount of the reduction in the Aggregate Commitments equals the amount of principal repaid. Upon such repayment and reduction, any Bank with Bid Rate Loans outstanding in excess of its reduced Commitment will be deemed to have made a Bid Rate Loan in excess of its Commitment as provided in Section 2.01. From and after such a reduction in the Aggregate Commitments, the facility fee provided for in Section 2.07 will be determined based on the reduced Commitment of each Bank and, accordingly, the facility fee for each Bank will be reduced.

                 (b) On each Commitment Reduction Date, the Aggregate Commitments shall be permanently reduced in an amount equal to fifty percent (50%) of the Excess QRT Proceeds as of such date.

          Any such reduction shall be applied to ratably and permanently reduce the Commitment of each Bank. If, after such reduction of the Aggregate Commitments, the aggregate amount of Loans outstanding exceeds the amount of the Aggregate Commitments as so reduced, the Company shall repay the Loans in an amount at least sufficient to reduce the aggregate amount of Loans outstanding to the amount of the Aggregate Commitments as so reduced. Such repayment shall be applied in the following order: (1) first to Base Rate Loans, (2) second, to such LIBOR Loans as the Company shall elect, and
     (3) lastly, only if all Base Rate Loans and LIBOR Loans are being repaid, to such Bid Rate Loans as the Company shall elect. The repayment required hereunder shall be accompanied by payment of all accrued interest on the amount repaid. In the event any LIBOR Loan or Bid Rate Loan is repaid prior to the last day of the Interest Period or the Bid Rate Maturity Date applicable thereto, the Company shall compensate the

Third Amendment to Revolving Credit Agreement/
  Southern States

     Bank receiving such repayment in the manner set forth in Section 2.11 hereof. With respect to each Base Rate Loan and LIBOR Loan repaid pursuant to this Subsection 2.06(B)(ii)(b), all payments of principal and interest contemplated herein shall be made directly to each Bank in the same proportion that each Bank contributed to the Loan when it was made.

          Upon such repayment and reduction, any Bank with Bid Rate Loans outstanding in excess of its reduced Commitment will be deemed to have made a Bid Rate Loan in excess of its Commitment as provided in Section 2.01. From and after such a reduction in the Aggregate Commitments, the facility fee provided for in Section 2.07 will be determined based on the reduced Commitment of each Bank and, accordingly, the facility fee for each Bank will be reduced.

     1.4  Amendments to Section 5.10. (a) Subsection 5.10(J) of the Existing
          --------------------------
Credit Agreement is amended by amending and restating such section in its entirety as follows:


     (J) Notice of Other Credit Arrangements. The Company will promptly, and in any event within fifteen (15) days, notify the Administrative Agent of the amount, terms, and conditions of any credit facilities (including Synthetic Leases and asset securitization transactions) extended or otherwise made available to the Company that exceed $5,000,000 in the aggregate; provided,
                                                                       --------
     however, that any such notice to the Administrative Agent will not include
     -------
     pricing and interest rate terms with respect to the subject credit facilities. Notice will not be required with respect to: (A) Debt of the Company under this Agreement; (B) Debt incurred prior to the Closing Date and disclosed on Schedule 4.15; and (C) uncommitted short term debt of the
                      -------------
     Company in an amount not to exceed $10,000,000 at any one time outstanding.

     (b) Section 5.10 of the Existing Credit Agreement is amended by adding thereto the following Subsection (K):

     (K) Reports with Respect to the Qualified Receivables Transaction. (i) Promptly, and in any event within ten (10) days of preparation or receipt thereof, copies of a monthly report prepared by or provided to the Company in connection with the Qualified Receivables Transaction that sets forth the balance of wholesale receivables transferred by the Company pursuant to the Qualified Receivables Transaction outstanding as of the Reporting Day of the month covered by such report, and (ii) such other information regarding the Qualified Receivables Transaction as the Administrative Agent may reasonably request from time to time.

     1.5  Amendment to Section 6.01. Section 6.01 of the Existing Credit
          -------------------------
Agreement is amended by adding thereto the following clauses (K) and (L):

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Third Amendment to Revolving Credit Agreement/
  Southern States

     (K) Liens granted pursuant to any Synthetic Lease on the property leased thereunder.

     (L) Liens granted pursuant to the requirements of the Qualified Receivables Transaction which are customarily granted in connection with asset securitizations involving accounts receivable.

     1.6  Amendment to Section 6.03. Section 6.03 of the Existing Credit
          -------------------------
Agreement is amended by amending and restating such section in its entirety as follows:


     SECTION 6.03. Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of any of its now owned or hereafter acquired assets (including, without limitation, receivables and leasehold interests), except (i) sales, leases or other dispositions of assets in the ordinary course of its business, (ii) sales and other dispositions of assets as provided in the Financing Services and Contributed Capital Agreements, (iii) the sale of obsolete assets or assets no longer used or useful in the business, provided that the net proceeds from any and all such sales of assets are
     --------
     reinvested in assets of the Company that are used or useful in the business of the Company as conducted in accordance with Section 5.04, (iv) sales of assets other than pursuant to clauses (i), (ii) and (iii) above with an aggregate value not to exceed $10,000,000 in any year, (v) sales and other dispositions of certain assets acquired from GoldKist in an aggregate amount not to exceed $30,000,000, and (vi) sales of wholesale receivables and related assets pursuant to the Qualified Receivables Transaction. In connection with any sale or other disposition, or series of related sales or other dispositions, of assets of the type referred to in clause (v) above in an aggregate amount of $10,000,000 or more, the Company shall provide the Administrative Agent with a report describing in reasonable detail the assets which are the subject of such sale or other disposition (or series of related sales or other dispositions) by not later than 30 days after the date of such sale or other disposition (or series of related sales or dispositions).

     1.7  Amendment to Section 6.06. Section 6.06 of the Existing Credit
          -------------------------
Agreement is amended by amending and restating such section in its entirety as follows:


     SECTION 6.06. Transactions with Affiliates. Enter into any transaction, including, without limitation, the making of any Investments or Guarantees, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except for (1) transactions in the ordinary course of business of the Company with one or more of Statesman, MLCC and Wetsel, Inc., and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's-length transaction with a Person not an Affiliate; (2) transactions involving the purchase or placement of insurance with Southern States Insurance Exchange, Inc.; (3) purchases or sales of services, products or other assets from or to Affiliates in the ordinary course of business of the Company, each of which purchases or sales

Third Amendment to Revolving Credit Agreement/
  Southern States


     is upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's-length transaction with a Person not an Affiliate and does not result in a loss to the Company on any such purchase or sale; and (4) sales or other transfers or dispositions of wholesale receivables and related assets of the types specified in the definition of the Qualified Receivables Transaction, and acquisitions of Permitted Investments described in clause (x) of the definition of Permitted Investments in connection with the Qualified Receivables Transaction, provided, however, the Company may engage in transactions in the normal
     --------  -------
     course of business as contemplated by the Financing Services and Contributed Capital Agreements.

     1.8  Amendment to Section 6.09. Section 6.09 of the Existing Credit
          -------------------------
Agreement is amended by amending and restating such section in its entirety as follows:


          SECTION 6.09. Leases. Become a lessee under any operating lease other than (i) Synthetic Leases, so long as the original cost of all property subject thereto (including all costs, fees and expenses incurred in connection with the acquisition, design, engineering, construction, assembly, installation, testing and completion of the property) does not exceed $35,000,000 in the aggregate at any one time and (ii) other operating leases so long as the total lease expenses of the Company under such other operating leases do not exceed $30,000,000 in the aggregate for any fiscal year of the Company.

SECTION 2.  REPRESENTATIONS AND WARRANTIES
            ------------------------------

     To induce the Administrative Agent and the Banks to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and the Banks as follows:

     2.1  Authorization of Amendment, Etc. The Company has the right and power,
          -------------------------------
and has taken all necessary action, to authorize it to execute, deliver and perform its obligations under this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     2.2  Compliance of Amendment with Laws, Etc. The execution, delivery and
          --------------------------------------
performance of this Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,


          (a) require any governmental approval or violate any applicable law relating to the Company;

          (b) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or bylaws of the Company, any material provisions of any indenture, agreement or other instrument to which the Company is a party or by which

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Third Amendment to Revolving Credit Agreement/
  Southern States


     the Company or any of its properties may be bound or any governmental approval relating to the Company, or

          (c) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Company.

     2.3  Representations in Credit Agreement. Immediately prior to the
          -----------------------------------
effectiveness of this Amendment, all of the representations set forth in the Existing Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date. After giving effect to this Amendment, all of the representations and warranties set forth in the Amended Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date.

SECTION 3.  EFFECTIVENESS
            -------------


     This Amendment shall become effective upon the satisfaction in full of each of the following conditions precedent:

     3.1  Executed Documents. This Amendment shall have been duly authorized and
          ------------------
executed by the parties hereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no default shall exist hereunder, and the Company and the Banks party hereto shall have delivered original counterparts hereof to the Administrative Agent.

     3.2  Amendment Fees. The Company shall have paid to each Bank in
          --------------
immediately available funds an amendment fee in an amount equal to 2.5 b.p. (0.025%) of the amount of such Bank's Commitment.

SECTION 4.  MISCELLANEOUS
            -------------

     4.1  Counterparts. This Amendment may be executed by each party to this
          ------------
Amendment upon a separate copy, and in such case one counterpart of this amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

     4.2  Construction. This Amendment is a Loan Document executed pursuant to
          ------------
the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

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Third Amendment to Revolving Credit Agreement/
  Southern States


     4.3  Governing Law. This amendment shall be governed by, construed and
          -------------
enforced in accordance with the laws of the Commonwealth of Virginia, without reference to the conflicts or choice of law principles thereof.

     4.4  Successors and Assigns. This amendment shall be binding upon and inure
          ----------------------
to the benefit of the parties hereto and their respective successors and assigns.



                         [Signatures Begin on Next Page]

                                       13
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Third Amendment to Revolving Credit Agreement/
  Southern States


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first written above.


THE COMPANY:

SOUTHERN STATES COOPERATIVE,
INCORPORATED


By:     /s/ Leslie T. Newton
        -------------------------------

Title:  Vice President & Treasurer



THE ADMINISTRATIVE AGENT AND THE BANKS:

COBANK, ACB, as Administrative Agent
and Bank


By:     /s/ Lori L. O'Flaherty
        -------------------------------

Title:  Vice President


FIRST UNION NATIONAL BANK,
 as Bank


By:     /s/ Eileen McCrickard
        -------------------------------

Title:  Vice President

Third Amendment to Revolving Credit Agreement/
  Southern States


BANK OF AMERICA, N.A. (successor by merger to
 NationsBank, N.A.), as Bank


By:     /s/
        -------------------------------

Title:  Principal



ALLFIRST BANK (formerly known as FMB Bank), as Bank


By:     /s/
        -------------------------------

Title:  Vice President



COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH, as Bank


By:     /s/
        -------------------------------

Title:  Vice President

By:     /s/
        -------------------------------

Title:
        -------------------------------



BANQUE NATIONALE de PARIS
(CHICAGO BRANCH), as Bank


By:     /s/
        -------------------------------

Title:  Executive Vice President and
        General Manager

Third Amendment to Revolving Credit Agreement/
  Southern States


CRESTAR BANK,
as Bank


By:     /s/
        -------------------------------

Title:  Senior Vice President


DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
AG CAYMAN ISLANDS BRANCH, as Bank


By:     /s/ Kurt A. Morris
        -------------------------------

Title:  Vice President


By:     /s/ Eric K. Zimmerman
        -------------------------------

Title:  Assistant Vice President



WACHOVIA BANK, N.A.,
 as Bank


By:     /s/
        -------------------------------

Title:  Senior Vice President



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